UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021 (June 10, 2021)

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(212) 859-7000

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Underwriting Agreement

On June 10, 2021, Assurant, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, relating to the public offering and sale by the Company of $350.0 million aggregate principal amount of 2.650% Senior Notes due 2032 (the “2032 Notes”). The offering of the 2032 Notes closed on June 14, 2021. The 2032 Notes were issued pursuant to an Indenture between the Company and U.S. Bank National Association, as trustee, dated as of March 28, 2013 (the “Indenture”). The Company intends to use the net proceeds from the sale of the 2032 Notes (and available cash on hand) to redeem all of the $350.0 million outstanding aggregate principal amount of its 4.00% Senior Notes due 2023 (the “2023 Notes”) and to pay related premiums, fees and expenses.

The Company will pay interest on the 2032 Notes semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2022. The 2032 Notes will mature on January 15, 2032. The 2032 Notes are senior unsecured debt obligations of the Company and will rank equally in right of payment to all of its other senior unsecured indebtedness from time to time outstanding and senior in right of payment to all of its existing and future subordinated indebtedness.

Prior to October 15, 2031 (the date that is three months prior to maturity (the “Par Call Date”)), the Company may redeem the 2032 Notes, at any time in whole or from time to time in part, at a “make-whole” premium plus accrued and unpaid interest to, but excluding, the redemption date. Commencing on or after the Par Call Date, the Company may redeem the 2032 Notes, at any time in whole or from time to time in part, at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The 2032 Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a Registration Statement on Form S-3 (No. 333-252343) previously filed with the Securities and Exchange Commission (the “SEC”) by the Company under the Act. A prospectus supplement relating to the offering has been filed with the SEC.

The above descriptions of the Underwriting Agreement, the Indenture and the 2032 Notes are qualified in their entirety by reference to the Underwriting Agreement, the Indenture and the form of the 2032 Notes. A copy of the Underwriting Agreement, the Indenture and the form of the 2032 Notes are filed hereto and are incorporated herein by reference. In addition, in connection with the offering of the 2032 Notes, Davis Polk & Wardwell LLP, acting as counsel to the Company with respect to the offering of the 2032 Notes, is filing a legal opinion regarding the validity of the 2032 Notes, attached as Exhibit 5.1 to this Form 8-K and incorporated herein by reference.

Redemption

On June 11, 2021, the Company issued a notice of redemption for all of the $350.0 million outstanding aggregate principal amount of its 2023 Notes. The redemption date for the 2023 Notes will be July 12, 2021 (the “Redemption Date”). The redemption price for the 2023 Notes will be calculated in accordance with the indenture and the officers’ certificate governing the 2023 Notes and will be equal to the sum, as calculated by the independent investment banker, of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate calculated on the third business day preceding the Redemption Date, plus 35 basis points, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. As of March 31, 2021, $350.0 million aggregate principal amount of the Company’s 2023 Notes were outstanding. The foregoing does not constitute a notice of redemption for the 2023 Notes.

Cautionary Statement

Some of the statements included in this Form 8-K may constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained in this Form 8-K are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the Company’s future plans, estimates or expectations will be achieved. Actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For additional information on factors that could affect the Company’s actual results, please refer to the factors identified in the reports that the Company files with the SEC, including but not limited to the risk factors identified in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each as filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of June 10, 2021.

4.1	Indenture, dated as of March 28, 2013 (incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K (File No. 001-31978) filed with the SEC on March 28, 2013).

4.2	Form of 2.650% Senior Notes due 2032.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

99.1	Press release announcing the closing of the notes offering, dated June 14, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

Date: June 14, 2021	By:	/s/ Jay Rosenblum
Jay Rosenblum
Executive Vice President, Chief Legal Officer